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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  June 4, 2001


                                   AETNA INC.
               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                     1-16095                         23-2229683
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification No.)
         Incorporation)

                 151 Farmington Avenue
                 Hartford, Connecticut                         06156
        (Address of Principal Executive Offices)             (Zip Code)

                                 (860) 273-0123
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     On June 4, 2001, Moody's Investors Services, Inc. affirmed its rating on Aetna Inc.'s senior unsecured debt securities at Baa2. This rating is on negative outlook. On June 6, 2001, Standard & Poor's Ratings Services revised its rating of Aetna's senior unsecured debt securities from BBB+ (credit watch negative) to BBB (outlook stable).













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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AETNA INC.


Date: June 7, 2001                            By: /s/ Ronald M. Olejniczak
                                                  ------------------------------
                                                  Name:  Ronald M. Olejniczak
                                                  Title:  Vice President